Supplement to Prospectus Dated May 1, 1998
                       Supplement dated November 16, 1998

This Supplement should be retained with the current Prospectus for your variable annuity contract issued by American Skandia Life Assurance Corporation ("American Skandia"). If you do not have a current prospectus, please contact American Skandia at 1-800-SKANDIA.

REDUCTION OF THE MINIMUM INITIAL PAYMENT

Application and Initial Payment

The section of the Prospectus entitled "Application and Initial Payment" is amended as follows:

The minimum initial Purchase Payment we accept is decreased from $25,000 to $15,000.

Auto Saver ("bank drafting")

The section of the Prospectus entitled "Auto Saver" ("bank drafting") is amended as follows:

You may make Purchase Payments to your Annuity using bank drafting, but only for allocations to variable investment options. However, you must pay at least one prior Purchase Payment by check or wire transfer. We will accept an initial Purchase Payment lower than our standard minimum Purchase Payment requirement of $15,000 if you also furnish bank drafting instructions that provide amounts that will meet a $15,000 minimum Purchase Payment requirement to be paid within 12 months. We reserve the right to suspend or cancel bank drafting privileges if sufficient funds are not available from the applicable financial institution on any date that a transaction is scheduled to occur.



Stagecoach VA Flex (11/98)